UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 15, 2003
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
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        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
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         (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     The Registrant incorporates by reference the press release dated July 15, 2003 attached as Exhibit 99.1, relating to the Company's announcement that its Board of Directors has approved a 5% stock repurchase program.

Item 7.  Financial Statements and Exhibits.

     The Registrant incorporates by reference the press release dated July 15, 2003 attached as Exhibit 99.1, relating to the Company's announcement that its Board of Directors has approved a 5% stock repurchase program.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 15, 2003               /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer


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                            EXHIBIT INDEX
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Exhibit
  No.                      Description               Method of Filing
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  99.1                     News Release               Filed herewith
                           Dated July 15, 2003

Exhibit 99.1

                                 NEWS RELEASE


FOR IMMEDIATE RELEASE
July 15, 2003

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
                 Announces a 5% Stock Repurchase Program

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ SMALLCAP MARKET/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, announced that its Board of Directors has authorized an additional common stock repurchase of up to 38,187 shares. This amount is equal to five percent of the Company's outstanding shares of 763,732 and is in addition to 7,379 shares remaining to be purchased under a stock repurchase program approved in February 2003. Under the program approved in February, the Company has repurchased 31,496 shares at an average price of $30.23 per share. Stock to be repurchased will be made in open market transactions, subject to the availability of stock and market conditions, and will commence as soon as practicable.

First Federal Savings Bank of Champaign-Urbana is headquartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the Nasdaq SmallCap Market System under the symbol "GTPS."

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                          GTPS-pr-2003-06